FIRST AMENDMENT TO CREDIT AGREEMENT


     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is entered into as of June 13, 1995, by and between Amresco, Inc., a Delaware corporation ("Borrower"), and NationsBank of Texas, N.A., a national banking association ("Lender"), and is consented to by the subsidiaries of the Borrower listed on the signature pages of this Agreement (collectively, the "Guarantors").


                       R E C I T A L S :


     WHEREAS, pursuant to that certain Revolving Credit Loan Agreement (the "Credit Agreement") dated as of November 2, 1994, executed by and between Borrower and Lender, Lender agreed to make advances to Borrower on certain terms and conditions set forth therein (each capitalized term used but not defined herein shall have the meaning given to such term in the Credit Agreement as amended); and

     WHEREAS, Borrower has requested that Lender amend the Credit
Agreement in certain respects as hereinafter set forth; and

     WHEREAS, Lender is agreeable to such request under the present circumstances.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower and Lender hereby agree as follows:


                       A G R E E M E N T:

     1. New Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following definition in the appropriate alphabetical order:

          "Amresco New England Loan" means that certain
$14,375,050.00 term loan from Lender to Amresco New England, Inc.
pursuant to that certain Term Loan Agreement, dated March 20, 1995, by and between Amresco New England, Inc. and Lender.

     2.   Amendments to Definitions.  The definitions of
"Adjusted LIBOR Rate," "Available Commitment" and "Variable Rate" as set forth in Section 1.1 of the Credit Agreement are amended in their entirety to read as follows:

          "Adjusted LIBOR Rate shall mean on the applicable Effective Date, with respect to a LIBOR Rate Portion, a rate per annum equal to the sum of (a) the quotient of (i) the LIBOR Rate on the applicable Effective Date, divided by (ii) the remainder of 1.00 minus the LIBOR Reserve Requirement on the applicable Effective Date, plus (b) the FDIC Percentage in effect on the applicable Effective Date, plus (c) one and three-quarters percent (1.75%); provided, that, any LIBOR Rate Portion in effect on the date of the First Amendment to Credit Agreement shall continue to accrue interest at the rate in effect on such date with respect to such LIBOR Rate Portion until the expiration of the applicable Interest Period.

          Available Commitment means the aggregate amount which Borrower is entitled to borrow under the terms of this Agreement, which amount shall initially be Seventy-Five Million and No/100 Dollars ($75,000,000.00), subject to reduction pursuant to the terms of Section 3.6, including, without limitation, the mandatory reduction required by Section 3.6(b), or as otherwise provided in the Loan Documents.

          Variable Rate means a fluctuating rate of interest equal to the sum of (i) the Base Rate, plus (ii) one-quarter of one percent (1/4%)."

     3. Commitment. Section 2.1(a) of the Credit Agreement is hereby amended by deleting the last proviso therein contained and replacing it with the following:

          "provided further, that, the aggregate amount of Loans
(x) permitted under this Agreement for the acquisition of equity interest in any Person or Persons shall not exceed $25,000,000 and (y) outstanding at any time plus the Letter of Credit Exposure at such time shall not exceed $65,000,000 until the Amresco New England Loan has been refinanced, or Lender has been able to assign or participate all of its interest in the Amresco New England Loan, on terms acceptable to Lender (Lender and Borrower hereby agreeing to cooperate with each other in attempting to refinance, assign or participate the Amresco New England Loan)."

     4. Origination Fee. In consideration for the commitment of Lender to increase the Available Commitment as provided in this Agreement and the reserving of sufficient funds by Lender from which to make disbursements of the Loan as so increased, Borrower shall pay to Lender on the date hereof a non-refundable commitment fee equal to $62,500.

     5.   Mandatory Reduction in Available Commitment.  Section
3.6(b) of the Credit Agreement is hereby modified to include the following as the first sentence thereof:

          "The Available Commitment shall automatically reduce from $75,000,000 to $50,000,000 on October 13, 1995, without any further actions on the part of Borrower or Lender."

     6.   Reduction in Minimum Liquidity.  Section 8.3 of the
Credit Agreement is hereafter amended to reduce the liquidity requirement therein contained from $10,000,000.00 to $7,000,000.00 from the date hereof to October 13, 1995. From and after October 13, 1995, the liquidity requirement shall be increased to $10,000,000.00.

     7. Amended and Restated Note. To evidence the increase in the Available Commitment contemplated by this Agreement, Borrower shall execute and deliver to Lender on the date hereof an Amended and Restated Promissory Note (the "Amended Note") in the form attached hereto as Exhibit A. Such Amended Note replaces the Note executed and delivered under the Credit Agreement and extends the outstanding indebtedness under the Agreement.

     8. Subsidiary Guaranties and Pledge Agreements. Each of the Guarantors and pledgors under the Pledge Agreements are executing this Agreement as provided below to evidence their agreement and consent to the modification and amendments herein contained and to acknowledge that their respective Subsidiary Guaranties and Pledge Agreements continue to guaranty and secure the obligations as amended and increased by this Agreement.

     9. Certificates. This Agreement shall be effective as of the date first above written when executed by all parties hereto and consented to by the Guarantors and any pledgors under the Pledge Agreements as provided on the signature pages hereto, and upon receipt by Lender of the following, each in form, substance and bearing a date satisfactory to Lender and its counsel:

          (a) A certificate of the Secretary or Assistant Secretary of Borrower and the Guarantors, respectively, certifying (i) that, except as indicated therein, there has been no change to the articles of incorporation or bylaws of Borrower or the Guarantors since the same were furnished to Lender in connection with the execution of the Credit Agreement, (ii) as to the name and title of the officers of Borrower and the Guarantors and the authority of such officers to execute this Agreement, and (iii) that attached thereto are true, correct and complete excerpts of resolutions of the Board of Directors of Borrower or the applicable Guarantor authorizing the execution of this Agreement and the Amended Note.

          (b) A certificate, signed by an authorized officer of Borrower, stating that (i) as of the date of this Agreement and after giving effect to this Agreement Borrower is in compliance with Sections 8.1 through and including 8.4 of the Credit Agreement, and (ii) to the best of such officer's knowledge there does not exist a Default or Event of Default under the Credit Agreement.

     10. Effectiveness of Documents. Except as expressly modified hereby, all terms, provisions, representations, warranties, covenants and agreements of Borrower related to the Obligations, whether contained in the Note, the Credit Agreement as amended and/or any of the other Loan Documents, are hereby ratified and confirmed by Borrower, and all such agreements shall be and shall remain in full force and effect, enforceable in accordance with their terms.

     11. No Claims or Defenses. Each of Borrower and the Guarantors, by the execution of this Agreement, hereby declares that it has no offsets, claims, counterclaims, defenses or other causes of action against Lender related to the Obligations, the Credit Agreement as amended, any of the other Loan Documents or the modification of the Credit Agreement pursuant to this Agreement.

     12. Authority. Each of Borrower and the Guarantors represents and warrants that all requisite corporate action necessary for it to enter into this Agreement and the Amended
Note has been taken.

     13. Binding Agreement. This Agreement shall be binding upon, and shall inure to the benefit of, each party hereto and such party's legal representatives, successors and assigns.

     14. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     15.  CHOICE OF LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS)
OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS
APPLICABLE TO NATIONAL BANKS.

     16. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     EXECUTED as of the date first above written.

                                             BORROWER:

                                             AMRESCO, INC.,
                                             a Delaware
                         corporation


                         By:
                              Barry L. Edwards,
                                                  Executive Vice
                         President


                                             LENDER:

                                             NATIONSBANK OF
                         TEXAS, N.A.,
                         a national banking association


                         By:
                              Brian Schneider,
                              Vice President




               CONSENT OF GUARANTORS AND PLEDGORS


Each of the undersigned Guarantors and Pledgors under the Pledge Agreements hereby (a) acknowledges its consent to this Agreement,
(b) ratifies and confirms all terms and provisions of the Subsidiary Guaranty or Pledge Agreement to which it is a signatory, (c) agrees that the Subsidiary Guaranty or Pledge Agreement to which it is a signatory is and shall remain in full force and effect, (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by the Subsidiary Guaranty or Pledge Agreement to which it is a signatory, (e) reaffirms all agreements and obligations under the Subsidiary Guaranty or Pledge Agreement to which it is a signatory with respect to the Loans, the Notes, the Credit Agreement as amended and all other documents, instruments or agreements governing, securing or pertaining to the Loans, as the same may be modified by this Agreement, and (f) represents and warrants that all requisite corporate action necessary for it to execute this Agreement has been taken.

                                             AMRESCO ASSET
                         MARKETING ADVISORS, INC.
                                             AMRESCO CANADA INC.
                         AMRESCO CAPITAL CORPORATION
                                             AMRESCO EQUITIES
                         CANADA, INC.
                                             AMRESCO SERVICES
                         CANADA, INC.
                         AMRESCO-FEDERAL, INC.
                         GRANITE EQUITIES, INC.
                         OAK CLIFF FINANCIAL, INC.
                         AMRESCO HOLDINGS, INC.
                         AMRESCO-INSTITUTIONAL, INC.
                         AMRESCO MANAGEMENT, INC.
                         AMRESCO NEW ENGLAND, INC.
                         AMRESCO NEW HAMPSHIRE, INC.
                         AMRESCO RHODE ISLAND, INC.
                         AMRESCO SERVICES, INC.
                         ASSET MANAGEMENT RESOLUTION COMPANY
                         BANK EARNINGS INTERNATIONAL LIMITED
                         BEI 1992-N1, INC.
                         BEI 1993-N3, INC.
                                             BEI 1994-N1, INC.
                         BEI GOLEMBE FINANCIAL, INC.
                         BEI INSTITUTIONAL MANAGEMENT, INC.
                         BEI MANAGEMENT, INC.
                         BEI MULTI-POOL, INC.
                         BEI PORTFOLIO INVESTMENTS, INC.
                         BEI PORTFOLIO MANAGERS, INC.
                         BEI REAL ESTATE SERVICES, INC.
                         BEI REAL ESTATE SERVICES OF CALIFORNIA,
INC.
                         BEI REAL ESTATE SERVICES OF COLORADO,
INC.
                         BEI SANJAC, INC.
                         BEI SOUTHWEST, INC.
                         BEI VENTURES, INC.
                         ENTERCHANGE, INC.
                         ENTERCHANGE GREAT LAKES, INC.
                         ENTERCHANGE MIDWEST, INC.
                         ENTERCHANGE NEW JERSEY, INC.
                         ENTERCHANGE SOUTHERN CALIFORNIA, INC.
                         HOLLIDAY FENOGLIO, INC.
                         LIFETIME HOMES OF NEW JERSEY, INC.
                         LIFETIME HOMES OF SOUTH CAROLINA, INC.
                         LIFETIME INVESTMENTS OF NEW JERSEY, INC.
                         SPINNAKER REALTY CORPORATION
                         V.N.J. CORPORATION
                         DAPA-3, INC.
                         ANH, INC.





By:________________________________________________
                              Barry L. Edwards,
                              As Executive Vice President
                              for each of the above companies



                           EXHIBIT A

              AMENDED AND RESTATED PROMISSORY NOTE


$75,000,000.00           Dallas, Texas              June 13, 1995


     FOR VALUE RECEIVED, AMRESCO, INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of NATIONSBANK OF TEXAS, N.A., a national banking association ("Lender"), at its banking house in the City of Dallas, Dallas County, Texas, or at such other address in Dallas County, Texas, given to Maker by Lender, the principal sum of Seventy-five Million and No/100 Dollars ($75,000,000.00), or so much thereof as may be advanced and outstanding, together with interest, as hereinafter described.

     This Amended and Restated Note has been executed and delivered pursuant to the terms of that certain Revolving Credit Loan Agreement (as modified and amended, the "Loan Agreement") dated November 2, 1994, executed by and between Maker and Lender, as modified and amended by that certain First Amendment To Credit Agreement (the "Amendment"), dated the date hereof, by and between Maker and Lender. This Note is the note defined in the Loan Agreement as the "Note", the terms and provisions of the Loan Agreement related to this Note being incorporated herein by reference for all purposes. This Note increases, amends and restates in its entirety that certain Promissory Note, dated November 2, 1994, in the stated amount of Fifty Million and No/100 Dollars ($50,000,000.00) executed by Maker, payable to Lender. Each capitalized term not expressly defined herein shall have the meaning given to such term under the Loan Agreement.

     Lender is entitled to the benefits of and security provided for in the Loan Agreement, including, without limitation, all liens and security interests arising under the Loan Agreement, the Pledge Agreements, the Subsidiary Guaranties and any other Loan Documents securing the Obligations.

     1.   Interest and Payment.

          (a) Maturity. A portion of the principal of this Note shall be due and payable as required by Section 3.6 of the Loan Agreement, and the remaining outstanding balance hereof and all accrued but unpaid interest hereon shall be due and payable in full on the Termination Date.

          (b) Accrual of Interest. Prior to the occurrence of an Event of Default, interest on this Note shall accrue at a rate per annum equal to the lesser of (1) at Maker's option, the Variable Rate or the Adjusted LIBOR Rate, subject, however, to the provisions of Section 10.8 of the Loan Agreement (the "Applicable Rate"), or (2) the Maximum Lawful Rate; provided, however, if at any time the Applicable Rate exceeds the Maximum Lawful Rate, resulting in the charging of interest hereunder to be limited to the Maximum Lawful Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest below the Maximum Lawful Rate until the total amount of interest accrued on the indebtedness evidenced hereby equals the amount of interest which would have accrued on such indebtedness if the Applicable Rate had at all times been in effect; and provided that in the absence of an effective election of or conversion to the Adjusted LIBOR Rate in accordance with this
Section 1 and Section 3.5 of the Loan Agreement, this Note shall bear interest prior to the occurrence of an Event of Default at the lesser of (i) the Variable Rate or (ii) the Maximum Lawful Rate. Interest on this Note shall be calculated at a daily rate equal to 1/360 of the annual percentage rate which this Note bears, subject to the provisions hereof limiting interest to the Maximum Lawful Rate. Without notice to Maker or any other Person, the Variable Rate and the Maximum Lawful Rate shall each automatically fluctuate upward and downward as and in the amount by which the Base Rate and the Maximum Lawful Rate, respectively, fluctuate, subject always to limitations contained in this Note.

          (c) Agreements Concerning Pricing Election. Reference should be made to the provisions of Sections 3.3 and 3.5 of the Loan Agreement concerning the terms, manner and agreements related to the interest rate elections available to Maker under this Note.

          (d) Principal and Interest Payments. Principal and interest hereon shall be due and payable as is provided in Sections 3.4, 3.5 and 3.6 of the Loan Agreement.

          (e) Costs Due to Regulatory Changes. Maker shall indemnify Lender against and reimburse Lender for increased costs to Lender, as a result of any Regulatory Change, in the maintaining of any LIBOR Rate Portion. All payments made pursuant to this paragraph shall be made free and clear, without reduction for, or account of, any present or future taxes or other levies of any nature, excluding net income and franchise taxes.

          (f) Default Rate. After maturity of this Note or the occurrence of an Event of Default, the outstanding principal balance of this Note shall, at the option of Lender, bear interest at the Default Rate. Any past due principal, and to the extent permitted by law, past due interest on the Loan shall bear interest, payable as it accrues on demand, for each day until paid at the Default Rate. Such interest shall continue to accrue at the Default Rate notwithstanding the entry of a judgment with respect to any of the Obligations or the foreclosure of any of the Lenders' Liens.

     2. Default. The occurrence of a Default or an Event of Default, as defined in the Loan Agreement, shall constitute, respectively, a Default or an Event of Default under this Note.

     3.   Remedies.

          (a) All Remedies Available. Upon the occurrence of an Event of Default, the holder hereof shall have the right to declare the unpaid principal balance of and accrued but unpaid interest on this Note at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof, to offset against this Note any sum or sums owed by it to Maker and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at law or in equity.

          (b) No Waiver. Neither the failure by the holder hereof to exercise, nor delay by the holder hereof in exercising, the right to accelerate the maturity of this Note or any other right, power or remedy upon any Default or Event of Default shall be construed as a waiver of such Default or Event of Default or as a waiver of the right to exercise any such right, power or remedy at any time. No single or partial exercise by the holder hereof of any right, power or remedy shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy may be exercised at any time and from time to time. All rights and remedies provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and the holder hereof shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the indebtedness owing hereunder, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate rights or remedies. Without limiting the generality of the foregoing provisions, the acceptance by the holder hereof from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the rights of the holder hereof to accelerate the maturity of this Note or to exercise any other right, power or remedy at the time or at any subsequent time, or nullify any prior exercise of any such right, power or remedy, or
(ii) constitute a waiver of the requirement of punctual payment and performance, or a novation in any respect.

     4.   Usury Savings Provisions.

          (a) General Limitation. Notwithstanding anything herein or in any other Loan Documents, expressed or implied, to the contrary, in no event shall any interest rate charged hereunder or under any of the other Loan Documents, or any interest contracted for, collected or received by Lender, exceed the Maximum Lawful Rate.

          (b) Intent of Parties. It is expressly stipulated and agreed to be the intent of Maker and Lender at all times to comply with the applicable law governing the maximum rate or amount of interest payable on or in connection with this Note.
If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to this Note, or if acceleration of the maturity of this Note, any prepayment by Maker, or any other circumstance whatsoever, results in Lender having been paid any interest in excess of that permitted by applicable law, then it is the express intent of Maker and Lender that all excess amounts theretofore collected by Lender be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Maker), and the provisions of this Note and the other applicable Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate the maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby or by any other Loan Document shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Lawful Rate. The term "applicable law" as used herein shall mean the laws of the State of Texas, or DIDMCA or any other applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law. The provisions of this paragraph shall control all agreements between Maker and Lender.

     5.   General Provisions.

          (a) Business Days. Whenever any payment shall be due under this Note on a day which is not a Business Day, the date on which such payment is due shall be extended to the next succeeding Business Day, and such extension of time shall be included in the computation of the amount of interest then payable.

          (b) Manner of Payment. The manner in which payments are to be made on this Note shall be governed by the provisions hereof and the Loan Agreement, including, without limitation,
Section 3.8  of the Loan Agreement.

          (c) Prepayments. Prepayments may be made on this Note subject to and in accordance with Section 3.6 of the Loan
Agreement.

          (d) Application of Payments. All payments made on this Note as scheduled shall be applied, to the extent thereof, first to accrued but unpaid interest and the balance to unpaid principal. Nothing herein shall limit or impair any rights of any holder hereof to apply as provided in the Loan Documents any past due payments, any proceeds from the disposition of any collateral by foreclosure or other collections after default. Except to the extent specific provisions are set forth in this Note or another Loan Document with respect to application of payments, all payments received by the holder hereof shall be applied, to the extent thereof, to the indebtedness owing by Maker to the holder hereof in such order and manner as the holder hereof shall deem appropriate, any instructions from Maker or anyone else to the contrary notwithstanding.

          (e) Costs of Collection. If any holder of this Note retains an attorney in connection with any default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Maker sues any holder of this Note in connection with this Note or any other Loan Document and does not prevail, then Maker agrees to pay to each such holder, in addition to principal and interest, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including attorneys' fees.

          (f) Waivers and Acknowledgments. Maker and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice (except only for any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies against Maker or others liable or to become liable hereon or to enforce its rights against them or any security herefor; (iv) consent to any extension or postponement of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (v) submit (and waive all rights to object) to personal jurisdiction in the State of Texas, and venue in Dallas County, Texas, for the enforcement of any and all obligations under the Loan Documents.

          (g) Amendments in Writing. This Note may not be changed, amended or modified except in a writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought.

          (h) Purpose of Proceeds. The proceeds of this Note will be used solely for business purposes and not for personal, family, household or agricultural purposes.

          (i) Notices. Any notice required or which any party desires to give under this Note shall be given and effective as provided in Section 10.2 of the Loan Agreement.

          (j) Assignments/Participations. Maker acknowledges and agrees that the holder of this Note may, at any time and from time to time, sell or transfer to any Person a participation interest in the Loan, at any time without the consent of Maker.

          (k) Successors and Assigns. All of the covenants, stipulations, promises and agreements contained in this Note by or on behalf of Maker shall bind its successors and assigns and shall be for the benefit of Lender and its successors and assigns, whether so expressed or not.

          (l) GOVERNING LAW. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY TEXAS LAW, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION GOVERN THE CREATION, PERFECTION OR ENFORCEMENT OF INTERESTS, OR THE REMEDIES RELATED TO ANY PART OF THE COLLATERAL, OR TO THE EXTENT THAT UNITED STATES FEDERAL LAW APPLIES PURSUANT TO SECTION 10.8 OF THE LOAN AGREEMENT OR OTHERWISE.

          (m) Time of the Essence. Time shall be of the essence in this Note with respect to all of Maker's obligations hereunder.

          (n)  INTEGRATION.  THIS NOTE AND THE OTHER LOAN
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND
MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR
SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO
UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, Maker has duly executed this Note as of the date first above written.

                         MAKER:

                         AMRESCO, INC., a Delaware corporation


                         By:_____________________________________
                              Barry L. Edwards,
                              Executive Vice President
AMENDED AND RESTATED PROMISSORY NOTE


$75,000,000.00           Dallas, Texas              June 13, 1995


     FOR VALUE RECEIVED, AMRESCO, INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of NATIONSBANK OF TEXAS, N.A., a national banking association ("Lender"), at its banking house in the City of Dallas, Dallas County, Texas, or at such other address in Dallas County, Texas, given to Maker by Lender, the principal sum of Seventy-five Million and No/100 Dollars ($75,000,000.00), or so much thereof as may be advanced and outstanding, together with interest, as hereinafter described.

     This Amended and Restated Note has been executed and delivered pursuant to the terms of that certain Revolving Credit Loan Agreement (as modified and amended, the "Loan Agreement") dated November 2, 1994, executed by and between Maker and Lender, as modified and amended by that certain First Amendment To Credit Agreement (the "Amendment"), dated the date hereof, by and between Maker and Lender. This Note is the note defined in the Loan Agreement as the "Note", the terms and provisions of the Loan Agreement related to this Note being incorporated herein by reference for all purposes. This Note increases, amends and restates in its entirety that certain Promissory Note, dated November 2, 1994, in the stated amount of Fifty Million and No/100 Dollars ($50,000,000.00) executed by Maker, payable to Lender. Each capitalized term not expressly defined herein shall have the meaning given to such term under the Loan Agreement.

     Lender is entitled to the benefits of and security provided for in the Loan Agreement, including, without limitation, all liens and security interests arising under the Loan Agreement, the Pledge Agreements, the Subsidiary Guaranties and any other Loan Documents securing the Obligations.

     1.   Interest and Payment.

          (a) Maturity. A portion of the principal of this Note shall be due and payable as required by Section 3.6 of the Loan Agreement, and the remaining outstanding balance hereof and all accrued but unpaid interest hereon shall be due and payable in full on the Termination Date.

          (b) Accrual of Interest. Prior to the occurrence of an Event of Default, interest on this Note shall accrue at a rate per annum equal to the lesser of (1) at Maker's option, the Variable Rate or the Adjusted LIBOR Rate, subject, however, to the provisions of Section 10.8 of the Loan Agreement (the "Applicable Rate"), or (2) the Maximum Lawful Rate; provided, however, if at any time the Applicable Rate exceeds the Maximum Lawful Rate, resulting in the charging of interest hereunder to be limited to the Maximum Lawful Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest below the Maximum Lawful Rate until the total amount of interest accrued on the indebtedness evidenced hereby equals the amount of interest which would have accrued on such indebtedness if the Applicable Rate had at all times been in effect; and provided that in the absence of an effective election of or conversion to the Adjusted LIBOR Rate in accordance with this
Section 1 and Section 3.5 of the Loan Agreement, this Note shall bear interest prior to the occurrence of an Event of Default at the lesser of (i) the Variable Rate or (ii) the Maximum Lawful Rate. Interest on this Note shall be calculated at a daily rate equal to 1/360 of the annual percentage rate which this Note bears, subject to the provisions hereof limiting interest to the Maximum Lawful Rate. Without notice to Maker or any other Person, the Variable Rate and the Maximum Lawful Rate shall each automatically fluctuate upward and downward as and in the amount by which the Base Rate and the Maximum Lawful Rate, respectively, fluctuate, subject always to limitations contained in this Note.

          (c) Agreements Concerning Pricing Election. Reference should be made to the provisions of Sections 3.3 and 3.5 of the Loan Agreement concerning the terms, manner and agreements related to the interest rate elections available to Maker under this Note.

          (d) Principal and Interest Payments. Principal and interest hereon shall be due and payable as is provided in Sections 3.4, 3.5 and 3.6 of the Loan Agreement.

          (e) Costs Due to Regulatory Changes. Maker shall indemnify Lender against and reimburse Lender for increased costs to Lender, as a result of any Regulatory Change, in the maintaining of any LIBOR Rate Portion. All payments made pursuant to this paragraph shall be made free and clear, without reduction for, or account of, any present or future taxes or other levies of any nature, excluding net income and franchise taxes.

          (f) Default Rate. After maturity of this Note or the occurrence of an Event of Default, the outstanding principal balance of this Note shall, at the option of Lender, bear interest at the Default Rate. Any past due principal, and to the extent permitted by law, past due interest on the Loan shall bear interest, payable as it accrues on demand, for each day until paid at the Default Rate. Such interest shall continue to accrue at the Default Rate notwithstanding the entry of a judgment with respect to any of the Obligations or the foreclosure of any of the Lenders' Liens.

     2. Default. The occurrence of a Default or an Event of Default, as defined in the Loan Agreement, shall constitute, respectively, a Default or an Event of Default under this Note.

     3.   Remedies.

          (a) All Remedies Available. Upon the occurrence of an Event of Default, the holder hereof shall have the right to declare the unpaid principal balance of and accrued but unpaid interest on this Note at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof, to offset against this Note any sum or sums owed by it to Maker and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at law or in equity.

          (b) No Waiver. Neither the failure by the holder hereof to exercise, nor delay by the holder hereof in exercising, the right to accelerate the maturity of this Note or any other right, power or remedy upon any Default or Event of Default shall be construed as a waiver of such Default or Event of Default or as a waiver of the right to exercise any such right, power or remedy at any time. No single or partial exercise by the holder hereof of any right, power or remedy shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy may be exercised at any time and from time to time. All rights and remedies provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and the holder hereof shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the indebtedness owing hereunder, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate rights or remedies. Without limiting the generality of the foregoing provisions, the acceptance by the holder hereof from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the rights of the holder hereof to accelerate the maturity of this Note or to exercise any other right, power or remedy at the time or at any subsequent time, or nullify any prior exercise of any such right, power or remedy, or
(ii) constitute a waiver of the requirement of punctual payment and performance, or a novation in any respect.

     4.   Usury Savings Provisions.

          (a) General Limitation. Notwithstanding anything herein or in any other Loan Documents, expressed or implied, to the contrary, in no event shall any interest rate charged hereunder or under any of the other Loan Documents, or any interest contracted for, collected or received by Lender, exceed the Maximum Lawful Rate.

          (b) Intent of Parties. It is expressly stipulated and agreed to be the intent of Maker and Lender at all times to comply with the applicable law governing the maximum rate or amount of interest payable on or in connection with this Note.
If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to this Note, or if acceleration of the maturity of this Note, any prepayment by Maker, or any other circumstance whatsoever, results in Lender having been paid any interest in excess of that permitted by applicable law, then it is the express intent of Maker and Lender that all excess amounts theretofore collected by Lender be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Maker), and the provisions of this Note and the other applicable Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate the maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby or by any other Loan Document shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Lawful Rate. The term "applicable law" as used herein shall mean the laws of the State of Texas, or DIDMCA or any other applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law. The provisions of this paragraph shall control all agreements between Maker and Lender.

     5.   General Provisions.

          (a) Business Days. Whenever any payment shall be due under this Note on a day which is not a Business Day, the date on which such payment is due shall be extended to the next succeeding Business Day, and such extension of time shall be included in the computation of the amount of interest then payable.

          (b) Manner of Payment. The manner in which payments are to be made on this Note shall be governed by the provisions hereof and the Loan Agreement, including, without limitation,
Section 3.8  of the Loan Agreement.

          (c) Prepayments. Prepayments may be made on this Note subject to and in accordance with Section 3.6 of the Loan
Agreement.

          (d) Application of Payments. All payments made on this Note as scheduled shall be applied, to the extent thereof, first to accrued but unpaid interest and the balance to unpaid principal. Nothing herein shall limit or impair any rights of any holder hereof to apply as provided in the Loan Documents any past due payments, any proceeds from the disposition of any collateral by foreclosure or other collections after default. Except to the extent specific provisions are set forth in this Note or another Loan Document with respect to application of payments, all payments received by the holder hereof shall be applied, to the extent thereof, to the indebtedness owing by Maker to the holder hereof in such order and manner as the holder hereof shall deem appropriate, any instructions from Maker or anyone else to the contrary notwithstanding.

          (e) Costs of Collection. If any holder of this Note retains an attorney in connection with any default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Maker sues any holder of this Note in connection with this Note or any other Loan Document and does not prevail, then Maker agrees to pay to each such holder, in addition to principal and interest, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including attorneys' fees.

          (f) Waivers and Acknowledgments. Maker and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice (except only for any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies against Maker or others liable or to become liable hereon or to enforce its rights against them or any security herefor; (iv) consent to any extension or postponement of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (v) submit (and waive all rights to object) to personal jurisdiction in the State of Texas, and venue in Dallas County, Texas, for the enforcement of any and all obligations under the Loan Documents.

          (g) Amendments in Writing. This Note may not be changed, amended or modified except in a writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought.

          (h) Purpose of Proceeds. The proceeds of this Note will be used solely for business purposes and not for personal, family, household or agricultural purposes.

          (i) Notices. Any notice required or which any party desires to give under this Note shall be given and effective as provided in Section 10.2 of the Loan Agreement.

          (j) Assignments/Participations. Maker acknowledges and agrees that the holder of this Note may, at any time and from time to time, sell or transfer to any Person a participation interest in the Loan, at any time without the consent of Maker.

          (k) Successors and Assigns. All of the covenants, stipulations, promises and agreements contained in this Note by or on behalf of Maker shall bind its successors and assigns and shall be for the benefit of Lender and its successors and assigns, whether so expressed or not.

          (l) GOVERNING LAW. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY TEXAS LAW, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION GOVERN THE CREATION, PERFECTION OR ENFORCEMENT OF INTERESTS, OR THE REMEDIES RELATED TO ANY PART OF THE COLLATERAL, OR TO THE EXTENT THAT UNITED STATES FEDERAL LAW APPLIES PURSUANT TO SECTION 10.8 OF THE LOAN AGREEMENT OR OTHERWISE.

          (m) Time of the Essence. Time shall be of the essence in this Note with respect to all of Maker's obligations hereunder.

          (n)  INTEGRATION.  THIS NOTE AND THE OTHER LOAN
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND
MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR
SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO
UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, Maker has duly executed this Note as of the date first above written.

                         MAKER:

                         AMRESCO, INC., a Delaware corporation


                         By:_____________________________________
                              Barry L. Edwards,
                              Executive Vice President